SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 17, 2002


                   VECTREN CORPORATION RETIREMENT SAVINGS PLAN
             (Exact name of registrant as specified in its charter)


           Indiana                1-15467                35-2086905
           -------                -------                ----------
  (State of Incorporation)  (Commission File Number)  (I.R.S. Employer
                                                       Identification No.)


           20 N.W. Fourth Street, Evansville, Indiana             47708
           ------------------------------------------             -----
           (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code (812)491-4000


                                       N/A
             (Former name or address, if changed since last report.)



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Item 4.  Changes in Registrant's Certifying Accountant.

Effective May 17, 2002, the Audit Committee of the Board of Directors of Vectren Corporation (the Plan Sponsor) determined to dismiss Arthur Andersen LLP ("Arthur Andersen") as the independent auditors of the Vectren Corporation Retirement Savings Plan (the Plan). McGladrey & Pullen, LLP (McGladrey & Pullen) has been selected as the independent auditor for the plan effective May 17, 2002.

In connection with the audits for the two most recent fiscal years and through the date hereof, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference thereto in its report on the financial statements of the Plan for such time periods. Also, during those time periods, there have been no "reportable events" as such term is used in Item 304(a)(1)(v) of Regulation S-K.

Arthur Andersen's reports on the financial statements of the Plan for the last two years neither contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for the adoption of new accounting standards required under accounting principles generally accepted in the United States.

The Plan Sponsor provided Arthur Andersen a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the "Commission"). Arthur Andersen has provided the Plan Sponsor with a letter, addressed to the Commission, which is filed as Exhibit 16 hereto.

During the years ended December 31, 2000 and 1999 and through the date of this Form 8-K, neither the Plan Sponsor nor anyone acting on the Plan's behalf consulted McGladrey & Pullen with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.



Item 7.  Exhibits.

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 23, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               VECTREN CORPORATION RETIREMENT SAVINGS PLAN
May 23, 2002


                                      By:  /s/ Jerome A. Benkert, Jr.
                                      ----------------------------------------
                                      Jerome A. Benkert, Jr.
                                      Executive Vice President and Chief
                                      Financial Officer of Vectren Corporation